UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Shoreline Blvd. Suite 450, Corpus Christi, TX	78401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-5449

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 17, 2025, enCore Energy Corp. (the “Company”) and NM Energy Holding Canada Corp. (“NM Energy Canada”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Verdera Energy Corp. (“Verdera”), pursuant to which the Company will sell and Verdera will purchase (the “Sale”) all of the outstanding equity of NM Energy Canada, a subsidiary of the Company holding the Crownpoint, Hosta Butte, Norse Rock, West Largo and Ambrosia Lake - Treeline uranium projects in New Mexico. Pursuant to the Purchase Agreement, the Company will receive at closing 50,000,000 newly created non-voting preferred shares (the “Consideration Shares”) of Verdera in addition to other consideration previously disclosed. The Consideration Shares are entitled to vote together with the Verdera common shares in connection with any shareholder vote held for the purpose of approving Verdera listing on a Canadian stock exchange and concurrently registering under the Exchange Act of 1934 (the “Exchange Act”) (the “Going Public Transaction”).

On April 4, 2025, the Company entered into a side letter (the “Side Letter”) with Verdera pursuant to which the Company consented to Verdera undertaking a Going Public Transaction for aggregate gross proceeds of at least CAD$20 million, at a minimum price per common share of CAD$0.80. In addition, pursuant to the Side Letter the Company agreed, at the request of the resulting listed company in the Going Public Transaction (the “Resulting Issuer”) and subject to satisfaction of certain conditions, to elect to convert 35,000,000 Consideration Shares and set a record date for, and complete, the Company’s intended distribution of such shares to the Company’s shareholders by way of stock dividend or similar distribution.

The Side Letter will automatically terminate if the Share Purchase Agreement is terminated.

On April 8, the Sale closed. Concurrent with the closing of the Sale, on April 8, 2025, the Company and Verdera entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Verdera, among other things, agreed file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) to register for resale common shares of Verdera received upon conversion of the Consideration Shares within 75 days of the closing of the Going Public Transaction.

Pursuant to, and subject to the limitations set forth therein, the Registration Rights Agreement, the Company has the right to require Verdera to effect a distribution of any or all of the Company’s common shares of Verdera, including those issuable on conversion of the Conversion Shares, by means of an underwritten offering and, if at any time Verdera proposes to register an offering of all of its equity securities or conduct an underwritten offering, whether or not for its account, then Verdera must notify the Company of such proposal and allow the Company to include a specified number of their common shares in that registration statement or underwritten offering, as applicable. Notwithstanding the foregoing, any registration will be subject to cutback provisions, and we will be permitted to suspend the registration or sale of registrable securities in certain situations.

The Registration Rights Agreement will terminate when the common shares of Verdera are not subject to any restrictions on trading under the provisions Rule 144 of the Securities Act, including any volume or manner restrictions.

The Side Letter and Registration Rights Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the material terms of the Side Letter and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the respective exhibit attached hereto.

Item 7.01. Regulation FD Disclosure.

On April 9, 2025, the Company issued a press release announcing that it has completed the Sale. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information and exhibits furnished pursuant to Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “anticipates”, “expects”, “intends”, “estimates”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any statements regarding future expectations, beliefs, goals or prospects, statements regarding ability to complete, and the possibility of any termination of the Agreement, ability to complete, and the timing of completion of a Going Public Transaction, and ability to complete, and the timing of completion of a distribution of common shares of the Resulting Issuer to shareholders of the Company should be considered forward-looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward looking statement.

A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation the risk that the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, the risk that a Going Public Transaction by Verdera may not be completed in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for such listing, the risk that a distribution of common shares of the Resulting Issuer may not be completed in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for such distribution; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; the failure to adequately manage future growth; adverse market conditions; the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above which include risks as disclosed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected.

The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Side Letter, dated April 4, 2025, by and between enCore Energy Corp. and Verdera Energy Corp.

10.2	Registration Rights Agreement, executed April 8, 2025, by and between enCore Energy Corp. and Verdera Energy Corp.

99.1*	Press Release dated April 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

	By:	/s/ Robert Willette
Robert Willette
Acting Chief Executive Officer and Chief Legal Officer
Dated: April 9, 2025